Exhibit 10.17

关于欺诈发行上市的股份购回的承诺函

Letter of Commitment on Share Repurchase for Fraudulent Listing

鉴于北京通美晶体技术股份有限公司（以下简称“公司”）拟申请首次公开发行股票并在科创板上市（以下简称“本次发行上市”），公司及公司控股股东承诺如下：

In view that Beijing Tongmei Xtal Technology Co., Ltd. (hereinafter referred to as “the Company”) plans to apply for an IPO (initial public offering) and be listed on the Science and Technology Innovation Board (hereinafter referred to as “this Listing”), the Company and the Company’s controlling shareholder undertake as follows:

一、保证公司本次发行上市不存在任何欺诈发行的情形。

I. To guarantee that there is no fraud in this Listing of the Company.

二、如公司不符合发行上市条件，以欺骗手段骗取发行注册并已经发行上市的，公司及公司控股股东将在中国证券监督管理委员会等有权部门认定并生效（如涉及诉讼的，以司法机关最终判决为准）后5个工作日内启动股份回购程序，回购公司本次公开发行的全部新股，具体回购责任承担以中国证券监督管理委员会等有权部门最终认定为准。

II. If the Company does not meet the listing conditions, but fraudulently obtains the issuance registration and has been listed, the Company and the Company’s controlling shareholder will start the share repurchase procedure within 5 working days upon the effective affirmation made by the authorities such as China Securities Regulatory Commission (if any litigation is involved, the final judgment made by the juridical authority shall prevail) to repurchase all new stocks issued by the Company publicly this time. Assumption of specific repurchase responsibilities shall be subject to the final affirmation made by the authorities such as China Securities Regulatory Commission.

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2/10/2023 11:57 AM 译文-10.17_、400-关Share repurchase if deemed to be fraudulent.docx Folder- 1 of 3

Exhibit 10.17

（本页无正文，为《关于欺诈发行上市的股份购回的承诺函》的签署页）

(Without text, this page is a signing page of Letter of Commitment on Share Repurchase for Fraudulent Listing)

北京通美晶体技术股份有限公司

Beijing Tongmei Xtal Technology Co., Ltd.

（盖章）

(Sealed)

日期：年月日

Date: MM/DD/YY

2/10/2023 11:57 AM 译文-10.17_、400-关Share repurchase if deemed to be fraudulent.docx Folder- 2 of 3

Exhibit 10.17

（本页无正文，为《关于欺诈发行上市的股份购回的承诺函》的签署页）

(Without text, this page is a signing page of Letter of Commitment on Share Repurchase for Fraudulent Listing)

控股股东：

Controlling shareholder:

AXT, Inc. （盖章） (Sealed) 签署： Signed by: 姓名：MORRIS SHEN-SHIH YOUNG Name: MORRIS SHEN-SHIH YOUNG 职务：授权代表 Title: authorized representative 日期：年月日 Date: MM/DD/YY

2/10/2023 11:57 AM 译文-10.17_、400-关Share repurchase if deemed to be fraudulent.docx Folder- 3 of 3